UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 2, 2004 (March 1, 2004)

GREIF, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-566	31-4388903
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

425 Winter Road, Delaware, Ohio	43015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (740) 549-6000

Not Applicable

Former name or former address, if changed since last report.

Item 12. Results of Operations and Financial Condition.

On March 1, 2004, Greif, Inc. (the “Company”) issued a press release (the “Release”) announcing its results for the first quarter ended January 31, 2004. The full text of the Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Release included the following non-GAAP financial measures: (i) net income before restructuring charges, timberland gains and cumulative effect of change in accounting principle, (ii) earnings per Class A and Class B share before restructuring charges, timberland gains and cumulative effect of change in accounting principle, (iii) operating profit before restructuring charges and timberland gains, and (iv) operating profit before restructuring charges. Net income before restructuring charges, timberland gains and cumulative effect of change in accounting principle is equal to GAAP net income plus restructuring charges less timberland gains and less cumulative effect of change in accounting principle, net of tax. Earnings per Class A and Class B share before restructuring charges, timberland gains and cumulative effect of change in accounting principle is equal to GAAP earnings per Class A and Class B share plus the effects of restructuring charges less the effects of timberland gains and less cumulative effect of change in accounting principle, net of tax. Operating profit before restructuring charges and timberland gains is equal to GAAP operating profit plus restructuring charges less timberland gains. Operating profit before restructuring charges is equal to GAAP operating profit plus restructuring charges.

Management uses net income before restructuring charges, timberland gains and cumulative effect of change in accounting principle, earnings per Class A and Class B share before restructuring charges, timberland gains and cumulative effect of change in accounting principle, operating profit before restructuring charges and timberland gains and operating profit before restructuring charges because it believes that these measures are a better indication of the Company’s operational performance than GAAP net income, earnings per Class A and Class B share and operating profit since they exclude restructuring charges and cumulative effect of change in accounting principle, which are not representative of ongoing operations, and timberland gains that are volatile from period to period. Net income before restructuring charges, timberland gains and cumulative effect of change in accounting principle, earnings per Class A and Class B share before restructuring charges, timberland gains and cumulative effect of change in accounting principle, operating profit before restructuring charges and timberland gains and operating profit before restructuring charges provide a more stable platform on which to compare the historical performance of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREIF, INC.

Date: March 2, 2004	By:	/s/ Donald S. Huml
Donald S. Huml Chief Financial Officer (Duly Authorized Signatory)

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release issued by Greif, Inc. on March 1, 2004 announcing its results for the first quarter ended January 31, 2004.